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04-100494.02

04-100494.02
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549


                                         Form 8-K


                                      CURRENT REPORT


                              Pursuant to Section 13 or 15(d) of
                              THE SECURITIES EXCHANGE ACT OF 1934


                     Date of Report (Date of earliest event reported):
                          November 14, 2001 (November 2, 2001)


                               LAHAINA ACQUISITIONS, INC.


Colorado                            0-27480                      84-1325695
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      No.)                           ID No.)
incorporation)


                           Suite 701, 14001 E. Iliff Avenue
                               Denver, CO  80014
                        (Address of principal executive offices)


                                    (800) 307-7603
                  (Registrant's telephone number, including area code)

               (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

         (a)(1) The Registrant has changed accountants from Tauber & Balser, P.C. to Moore Stephens Frost, PLC as of November 9, 2001.

                  i. The Company decided to dismiss Tauber & Balser, P.C. as its independent accountant as of November 9, 2001.

                  ii. The Financial Statements reported on by Tauber & Balser, P.C. were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principals.

                  iii. The decision to change accountants was approved by the Registrant's Board of Directors; and

                  iv.      (A)      There were no disagreements  with Tauber &
                           Balser, P.C. related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

                           (B)      Not applicable;

                           (C)      Not applicable;

                           (D)      Not applicable;

                           (E)      Not applicable;


On November 9, 2001, the Registrant engaged Moore Stephens Frost, PLC as its independent accountants.

                  i. The Registrant did not consult Moore Stephens Frost, PLC, its new independent accountants, regarding any matter prior to its engagement; and

                  ii.      Not applicable.

             (3) The Registrant has provided to Tauber & Balser, P.C., its former accountant, a copy of the disclosure contained in this
                  Item 4 and the Registrant has requested a letter from Tauber & Balser, P.C., addressed to the Commission, confirming the Statements made by the Registrant in this Item 4.

         (b)      Not applicable.

Item 5.  Other Events.

On November 2, 2001, the Company announced that L. Scott Demerau has resigned as President, Chief Executive Officer and Chairman of the Board. The Company further announced that Dan Moudy has been named President and Chief Executive Officer and that Bill McCord has been named Chairman of the Board. A copy of the press release announcing these changes is attached hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         16.1     Letter - Tauber & Balser, P.C. *

         99.1     Press Release.


*  To be filed by amendment.

                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       LAHAINA ACQUISITIONS, INC.
                                       (Registrant)


Dated: November 9, 2001                By /s/Dan Moudy
                                       Dan Moudy
                                       President

                               LAHAINA ANNOUNCES
                       NEW PRESIDENT/CEO AND NEW CHAIRMAN


Atlanta, Ga.---(Business Wire) November 2, 2001 - Lahaina Acquisitions, Inc. (OTCBB: LAHA)(pending name United Mortgage Holdings Corp.), today announced that United Capital Mortgage Corporation (UCMC), has taken the management helm of the parent company as part of the Board's decision to focus all efforts on mortgage banking services. UCMC, acquired last year, has become the dominant engine for growth and profits within the group. Dan Moudy will serve as President/CEO of Lahaina. Bill McCord will be Chairman of the Board. Cindy Emerine will continue as President of UCMC.

Bill McCord, who co-founded UCMC in 1985, served the company as a non-executive Director and passive investor until 1999. For the last two years he has taken over the day-to-day management of the firm with Dan Moudy. Their hands on, focused approach has resulted in eight uninterrupted quarterly volume and profit increases. More importantly, UCMC's revenue and profit growth has outperformed the industry averages. As a direct result of their management skills coupled with a benign financing environment, monthly cashflows at UCMC are quickly approaching half a million dollars.

Mr. Moudy, an attorney experienced in public company acquisitions and mergers, has worked closely with Bill McCord since 1980, forming an integral team. Mr. Moudy's principal focus will be managing the substantial growth while keeping a close watch on costs on a day-to-day basis.

As Chairman of the Board, Bill McCord, will dedicate his energy toward eliminating non-core activities, strengthening the company's capital structure, identifying core business growth opportunities, while attracting top producers, managers and shareholders to the company.

Bill McCord states, "The company is undergoing a transformation from an incoherent mini-conglomerate to a high growth mortgage bank. While we are making substantial progress on all major fronts such as profitability, quality of earnings, as well as management depth, we are only now beginning to communicate these changes to our existing and potential new shareholders. We realize this communication may take some time, but in the meantime, we aim to present a focused, tightly managed, high growth and extremely profitable company to our investors. Given Lahaina's somewhat choppy history, we did not want to communicate our progress before management has been strengthened and the results speak for themselves".

Dan Moudy adds that, "Business has never been better and should continue to grow. We are experiencing record- breaking revenues and mortgage closings this year. October brought mortgage origination volume to more than 20% above the highest single monthly volume in our fifteen year history, exceeding $75 million for the month. UCMC President Cindy Emerine and her management team have managed this dramatic growth without compromising the highest service levels in the mortgage banking industry. " Bill McCord comments, "All factors are working in our favor, including market conditions, to have a banner year in 2002. Dan has already taken charge during the transition, and Cindy continues to be a key factor in the UCMC performance. The UCMC team continually demonstrates their leadership as the company grows, proving they all are ready for the task ahead. Our new board members, Florian Homm and Joe McAdams, are adding significant expertise, credibility and funding access for quality growth." Scott Demerau, former CEO of Lahaina, comments, "Bill, Dan, and Cindy are doing an excellent job and deserve to run the company. They are professionals and know this business like the back of their hand. Although a difficult decision with mixed emotions, I am privileged to hand over the baton to such a capable and proven team. Their success at UCMC means we will be generating 100% fee based quality revenue and profits while registering growth well ahead of the industry average. As a major shareholder and former CEO, I am excited about these positive developments."

ABOUT THE COMPANY
Lahaina currently operates a multi-state brokerage and banking operation through The Accent Group, Accent Mortgage Services, Inc., United Capital Mortgage Corporation and Cross Keys Capital Corporation, wholly owned subsidiaries, and has a national on-line mortgage presence at www.accentmortgage.com and www.ucmc.net. The goal of the Company is to become a national leader in the mortgage banking industry by continuing to (i) expand its business internally by increasing same branch originations and opening new branches; (ii) expand externally by acquiring existing mortgage operations and (iii) increase overall loan productivity by employing new and conventional Internet-based technology.


Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made based on management's belief as well as assumptions made by, and information currently available to, management pursuant to the `safe harbor' provisions of the Private Securities Litigation Reform Act of 1995. Lahaina Acquisitions, Inc. actual results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors, including those identified in Lahaina Acquisitions, Inc. Annual Report on Form 10-K for the fiscal year ended September 30, 2000 and it's Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.

SOURCE:    Lahaina Acquisitions, Inc.
CONTACT:   Jenni McKernan  800-307-7603